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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

Voya Global Advantage and Premium Opportunity

Fund (Formerly ING Global Advantage and Premium

Opportunity Fund)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street,

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2014

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2014

Voya Global Advantage and Premium Opportunity Fund
(formerly, ING Global Advantage and Premium Opportunity Fund)

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IGA.” The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified global equity portfolio and employing an option strategy of writing index call options on a portion of its equity portfolio. The Fund also hedges most of its foreign currency exposure to seek to reduce volatility of total returns.

For the period ended August 31, 2014, the Fund made quarterly distributions totaling $0.56 per share, characterized of $0.43 per share return of capital and $0.13 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 5.02% including reinvestments for the period ended August 31, 2014.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $13.09 on February 28, 2014 to $13.12 on August 31, 2014. Based on its share price, the Fund provided a total return of 8.65% including reinvestments for the period ended August 31, 2014.(2)(3) This share price return reflects an increase in the Fund’s share price from $11.91 on February 28, 2014 to $12.35 on August 31, 2014.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
Executive Vice President
Voya Family of Funds
October 1, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea. By the start of our fiscal year the Index was up 0.83% in 2014 and in the next six months added a further 6.53%. (The Index returned 5.61% for the six-months ended August 31, 2014, measured in U.S. dollars.)

With the improvement in the season came a pick-up in the data. Employment reports started to look much better and the August bulletin reported the sixth consecutive month in which more than 200,000 jobs had been created. Purchasing managers’ activity indices were on the rise. New and existing home sales remained strong, at least on a year over year basis. While the pace of home price increases was moderating, the S&P/Case-Shiller 20-City Composite Home Price Index still managed an 8.1% rise in the 12 months through June. In August, one measure of consumer confidence reached the highest since October 2007. Meanwhile the Fed continued to taper and August ended with the pace of bond purchases down to $25 billion per month.

First quarter growth in gross domestic product (“GDP”) was originally reported as a tiny gain, only to be revised to a small loss. Yet on June 25, when it was again revised down, this time sharply to –2.9%, the worst since the first quarter of 2009, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly, now fading into memory. As if to underline the improved conditions, second quarter GDP was reported to have grown at 4.2% annualized, while the first quarter’s growth was finally revised to a milder –2.1%.

As the half-way point in the fiscal year approached however, the nagging concern about the underlying strength of the recovery was wages. Fed Chairwoman Janet Yellen at that time observed that labor markets still have further to heal before their economies can weather increases in interest rates. In the U.S. context, she meant that an upsurge in job creation and a fall in the unemployment rate to 6.2% had not been accompanied by an acceleration in wage growth. Average hourly wage growth is languishing at about 2.0% per annum, not much more than half of the 3–4% which Ms. Yellen said she would expect in this situation. Since wage earners tend to spend a relatively large proportion of their incomes, lagging wages dampen personal spending over all. Personal spending in the U.S. actually fell slightly in July compared to June.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 2.74% in the first half of the fiscal year. The Barclays Long Term U.S. Treasury sub-index, having dropped 12.66% in 2013, more than recovered this in the calendar year through August and soared 10.27% in the last six months. The over-all Barclays U.S. Treasury Bond sub-index only returned 1.96%: evidence of a flattening Treasury yield curve. The Barclays U.S. Corporate Investment Grade Bond sub-index gained 4.15% and interestingly outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned 2.89%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 8.84% in the first half of the fiscal year, closing at an all-time high, having breached the 2000 level for the first time on August 25. Energy was the best performing sector with a gain of 13.43%, followed by technology, 12.66%. The worst were consumer discretionary, which managed only 3.77% and industrials, 4.76%. Record operating earnings per share for S&P 500® companies in the second quarter of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs.

In currencies, the dollar gained against other major currencies over the six months. The dollar added 5.1% against the euro, as European Central Bank President Draghi’s embrace of quantitative easing for the euro zone became tighter in the face of progressively weak economic data. The dollar edged up 0.89% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded. The dollar rose 2.25% against the yen, after Japan’s disappointing decline in second quarter GDP growth, among other weaker-than-expected reports.

In international markets, The MSCI Japan® Index bounced 5.44% for the fiscal half year, boosted by the Government Pension Investment Fund’s anticipated shift into Japanese equities, and despite the perception that the government’s fiscal and monetary stimulus was fading. The MSCI Europe ex UK® Index gained just 2.19%. Growth in the euro zone stalled in the second quarter, with unemployment still stubbornly high at 11.5% and annual inflation dangerously faint at 0.3%. Markets were supported however, by the possibility that this might lead to U.S./UK/Japan-style quantitative easing. The MSCI UK® Index did not do much better, rising 2.69%. Returns were held back by heavily weighted laggards among retailers, banks, miners and telecoms. GDP in the second quarter of 2014 grew by 3.2% from a year earlier, while unemployment continued to fall, but concerns persisted about a housing price bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of August 31, 2014 (as a percentage of net assets)
United States	56.3%
United Kingdom	8.0%
Switzerland	7.1%
Japan	6.7%
Germany	4.3%
France	3.5%
Brazil	1.3%
Israel	1.3%
Netherlands	1.1%
Singapore	1.0%
Countries between 0.0%–1.0%ˆ	7.4%
Assets in Excess of Other Liabilities	2.0%
Net Assets	100.0%
ˆ Includes 13 countries, which each represents 0.0%–1.0% of net assets. Portfolio holdings are subject to change daily.

Voya Global Advantage and Premium Opportunity Fund* (the “Fund”) is a diversified closed-end fund with the primary investment objective of providing a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by:

•	investing at least 80% of its managed assets in a portfolio of common stocks of companies located in a number of different countries throughout the world, including the United States; and

•	utilizing an integrated derivatives strategy.

Portfolio Management: The Fund is managed by Pieter Schop, Bert Veldman and Willem van Dommelen, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.**

Equity Portfolio Construction: Under normal market conditions the Fund will invest at least 80% of its managed assets in a diversified portfolio of equity securities across a broad range of countries, industries and market sectors. Equity securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may invest up to 20% of its managed assets in securities issued by companies located in emerging markets when the Sub-Advisers believe they present attractive investment opportunities.

The Fund seeks to invest in a portfolio of approximately 100 to 150 equity securities and will select securities through solid, long-term based analysis of a company’s fundamentals in terms of sales, margins and capital use. The Sub-Advisers seek to identify opportunities in mispricing between the bottom-up fundamental fair value and the market price of individual stocks using a proprietary discounted cash flow valuation model. Highest conviction ideas are selected from the focus list to construct a coherent, well-diversified portfolio.

The Fund’s weighting between U.S. and international equities depends on the Sub-Advisers’ ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to target at least a 40% weighting in international (ex-U.S.) equity securities.

The Sub-Advisers seek to target a relatively high active share in combination with a moderate tracking error as measured against the MSCI World IndexSM.

The Fund’s Integrated Option Strategy: The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by generally writing (selling) index call options on selected indices and/or exchange-traded funds (“ETFs”) in an amount equal to approximately 35% to 100% of the value of the Fund’s holdings in common stocks.

Top Ten Holdings as of August 31, 2014 (as a percentage of net assets)
Roche Holding AG — Genusschein	2.0%
Wells Fargo & Co.	1.9%
Pfizer, Inc.	1.9%
Merck & Co., Inc.	1.9%
JPMorgan Chase & Co.	1.8%
Novartis AG	1.8%
Microsoft Corp.	1.8%
Citigroup, Inc.	1.8%
Nestle S.A.	1.7%
General Electric Co.	1.6%

Portfolio holdings are subject to change daily.

The extent of call option writing activity depends upon market conditions and the Sub-Advisers’ ongoing assessment of the attractiveness of writing call options on selected indices and/or ETFs. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration). The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options.

Additionally, in order to reduce volatility of NAV returns, the Fund employs a policy to hedge major foreign currencies using FX forwards or zero cost collars.

In addition to the intended strategy of selling index call options, the Fund may invest in other derivative instruments such as futures for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets, market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Performance: Based on net asset value (“NAV”), the Fund provided a total return 5.02% for the period ended August 31, 2014.(1) This NAV return reflects an increase in the Fund’s NAV from $13.09 on February 28, 2014 to $13.12 on August 31, 2014. Based on its share price as of August 31, 2014, the Fund provided a total return of 8.65% for the period.(1) This share price return reflects an increase in the Fund’s share price from $11.91 on February 28, 2014 to $12.35 on August 31, 2014. The Fund’s reference index, the MSCI World IndexSM returned 5.61%. During the period, the Fund made quarterly distributions totaling $0.56 per share, characterized of $0.43 per share return of capital and $0.13 per share net investment income. As of August 31, 2014, the Fund had 18,353,572 shares outstanding.

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

Portfolio Specifics: Equity Portfolio: During the reporting period the Fund underperformed the MSCI World Index on a net-asset-value (“NAV”) basis. Stock selection was negative, though it was partially offset by positive sector allocation. Stock picking in the information technology (“IT”), health care and financial sectors was the main detractor. This was in part offset by successful stock selection in the consumer staples and energy sectors. We believe the energy sector is supported by rising oil prices and still looks cheap to us. Also, our emerging markets holdings finally started to contribute. From an allocation perspective, our overweight position in the IT sector and underweight in the industrials sector were the main contributors during the period. The Fund’s cash position detracted from results for the period.

Option Portfolio: The Fund seeks to generate premiums and gains by writing (selling) call options on a variety of market indices on a portion of the value of the equity portfolio, and by implementing an equity market directional strategy on the same market indices via futures. During the reporting period, the Fund sold short-maturity options on the S&P 500 Index®, the EuroSTOXX 50® Index, the Nikkei 225 Index and the FTSE 100 Index®. The strike prices of the traded options were typically at or near the money, and the expiration dates ranged between six and seven weeks. We maintained the coverage ratio at approximately 50% during the reporting period. The option positions detracted from Fund performance during the period, as most of the relevant indexes posted gains. The futures overlay strategy detracted from results for the period. The Fund continued its policy of hedging currencies back to the U.S. dollar in order to reduce volatility of NAV returns. These hedges contributed to performance for the period.

Outlook and Current Strategy: We remain moderately positive about the prospects for equities, considering continued accommodative central bank policy stances and lower political risks. As equity valuations have increased since last year, improving corporate fundamentals, in our opinion, should begin to replace monetary policy and higher valuations as the main driver of equity returns. Nevertheless, we have lowered our earnings growth outlook to take into account the low nominal growth environment in the euro zone. In our new base case, we believe there will be high single-digit earnings growth. We still think that the earnings potential of European companies is underestimated. In our view, the weakening of the euro, which has fallen by over 5% versus the U.S. dollar since the beginning of May, removes one of the biggest headwinds for European equity earnings. We believe the combination of higher sales growth, slightly higher operating margins, low interest charges and low depreciation charges is a powerful driver for corporate earnings.

*	Effective May 1, 2014, the Fund was renamed “Voya Global Advantage and Premium Opportunity Fund.”
**	Effective August 31, 2014, Edwin Cuppen was removed as a portfolio manager of the Fund.
(1)	Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2014 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$236,116,023
Cash	5,562,287
Cash collateral for futures	220,801
Cash pledged as collateral for OTC derivatives (Note 2)	370,000
Foreign currencies at value**	3,012
Foreign cash collateral for futures***	1,634,600
Receivables:
Investment securities sold	33,977
Dividends	541,257
Foreign tax reclaims	355,666
Unrealized appreciation on forward foreign currency contracts	130,711
Prepaid expenses	589
Other assets	5,493
Total assets	244,974,416
LIABILITIES:
Payable for investment securities purchased	34,024
Unrealized depreciation on forward foreign currency contracts	54,149
Cash received as collateral for OTC derivatives (Note 2)	1,460,000
Payable for investment management fees	151,111
Payable for administrative fees	20,148
Payable to trustees under the deferred compensation plan (Note 6)	5,493
Payable for trustee fees	2,508
Other accrued expenses and liabilities	134,026
Written options, at fair valueˆ	2,239,543
Total liabilities	4,101,002
NET ASSETS	$240,873,414
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$202,525,840
Undistributed net investment income	163,212
Accumulated net realized loss	(7,463,470)
Net unrealized appreciation	45,647,832
NET ASSETS	$240,873,414

_____________ * Cost of investments in securities	$189,165,470
** Cost of foreign currencies	$3,012
*** Cost of foreign cash collateral for futures	$1,634,600
ˆ Premiums received on written options	$1,374,118

Net assets	$240,873,414
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	18,353,572
Net asset value	$13.12

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2014 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,246,799
Total investment income	3,246,799

EXPENSES:
Investment management fees	902,937
Transfer agent fees	9,761
Administrative service fees	120,391
Shareholder reporting expense	19,400
Professional fees	24,972
Custody and accounting expense	29,876
Trustee fees	3,370
Miscellaneous expense	18,424
Total expenses	1,129,131
Net recouped	37,214
Net expenses	1,166,345
Net investment income	2,080,454

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,233,246
Foreign currency related transactions	1,780,100
Futures	(629,989)
Written options	(891,035)
Net realized gain	3,492,322
Net change in unrealized appreciation (depreciation) on:
Investments	5,266,358
Foreign currency related transactions	617,287
Futures	(374,997)
Written options	(231,285)
Net change in unrealized appreciation (depreciation)	5,277,363
Net realized and unrealized gain	8,769,685
Increase in net assets resulting from operations	$10,850,139

_____________ * Foreign taxes withheld	$192,953

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2014	Year Ended February 28, 2014
FROM OPERATIONS:
Net investment income	$2,080,454	$3,415,750
Net realized gain (loss)	3,492,322	(8,021,785)
Net change in unrealized appreciation	5,277,363	28,256,656
Increase in net assets resulting from operations	10,850,139	23,650,621

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,438,848)	(4,998,362)
Return of capital	(7,839,152)	(15,553,968)
Total distributions	(10,278,000)	(20,552,330)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	168,572
	—	168,572
Net increase in net assets resulting from capital share transactions	—	168,572
Net increase in net assets	572,139	3,266,863

NET ASSETS:
Beginning of year or period	240,301,275	237,034,412
End of year or period	$240,873,414	$240,301,275
Undistributed net investment income at end of year or period	$163,212	$521,606

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance															Ratios and Supplemental Data
			Income (loss) from investment operations				Less distributions								Ratios to average net assets

	Net asset value, beginning of year or period		Net investment income gain (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value (1)	Total investment return at market value (2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/ recoupment (3)	Net expenses after expense waiver/ recoupment (3)(4)		Net investment income after expense waiver/ recoupment (3)(4)		Portfolio turnover rate
Year or period ended					($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)		(%)		(%)
08-31-14	13.09		0.11	•	0.48	0.59	0.13	—	0.43	0.56	13.12	12.35	5.02	8.65	240,873	0.94	0.97		1.73		6
02-28-14	12.92		0.19		1.10	1.29	0.27	—	0.85	1.12	13.09	11.91	10.94	3.14	240,301	0.99	1.00		1.43		11
02-28-13	12.66		0.21		1.23	1.44	0.44	0.54	0.20	1.18	12.92	12.64	12.85	17.49	237,034	1.07	1.00		1.68		234
02-29-12	13.76		0.22	•	0.00 *	0.22	1.32	—	—	1.32	12.66	11.90	2.43	(3.44)	232,156	1.00	1.00		1.76		135
02-28-11	13.37		0.20		1.57	1.77	1.38	—	—	1.38	13.76	13.72	14.05	6.32	251,545	0.98	0.99	†	1.48	†	164
02-28-10	11.29		0.21	•	3.64	3.85	—	—	1.77	1.77	13.37	14.30	35.81	57.38	242,426	1.01	1.00	†	1.61	†	141
02-28-09	17.79		0.31	•	(4.95)	(4.64)	0.74	—	1.12	1.86	11.29	10.42	(26.96)	(28.32)	204,546	0.99	0.99	†	2.01	†	178
02-29-08	21.19		0.30	•	(0.73)	(0.43)	—	2.40	0.57	2.97	17.79	16.73	(2.40)	(7.87)	324,275	0.97	0.97	†	1.45	†	194
02-28-07	20.24		0.26		2.55	2.81	0.04	1.54	0.28	1.86	21.19	21.11	14.81	24.40	385,433	0.95	0.95		1.29		132
10-31-05(5)–02-28-06	19.06	(6)	0.06	•	1.28	1.34	0.16	—	—	0.16	20.24	18.61	7.08	(6.17)	365,374	1.06	1.00		0.86		41

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Commencement of operations.

(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has retained Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or the “Consultant”), a Delaware limited liability company, to provide certain consulting services to the Investment Adviser. The Investment Adviser has engaged ING Investment Management Advisors B.V. (“IIMA”), a subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands, and Voya IM to serve as sub-advisers to the Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE.

Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-advisers’ judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-advisers, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2014, there have been no significant changes to the fair valuation methodologies.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the sub-adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations,

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of August 31, 2014, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $130,711 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of August 31, 2014. As of August 31, 2014, certain counterparties had posted $1,460,000 in cash collateral to reduce the potential loss to the Fund.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

As of August 31, 2014, the Fund had a liability position of $2,293,692 on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of August 31, 2014, the Fund could have been required to pay this amount in cash to its counterparties. As of August 31, 2014 the Fund had posted $370,000 in cash collateral for its open OTC derivatives transactions. There were no credit events during the period ended August 31, 2014 that triggered any credit related contingent features.

H.  Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the period ended August 31, 2014, the Fund used forward foreign currency contracts to hedge its investments in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency at August 31, 2014.

During the period ended August 31, 2014, the Fund had average contract amounts on forward foreign currency contracts to sell of $82,469,502.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2014, the Fund had purchased futures contracts on various equity indices primarily to provide

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposures to such index returns while allowing the fund managers to maintain a certain level of cash balances in the Fund. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at August 31, 2014.

During the period ended August 31, 2014, the Fund had average notional values on futures contracts purchased and sold of $6,746,796 and $15,295,110, respectively.

I.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund generates premiums and seeks gains by writing call options on indices on a portion of the value of the equity portfolio. Please refer to Note 7 for the volume of written option activity during the period ended August 31, 2014.

J.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2014, excluding short-term securities, were $15,189,386 and $23,825,795, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee, payable monthly, based on an annual rate of 0.75% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2014, there were no preferred shares outstanding.

For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.

The Investment Adviser has entered into sub-advisory agreements with IIMA and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, IIMA currently manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. However, in the future, the Investment Adviser may allocate the Fund’s assets to Voya IM for management, and may change the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

the Fund a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.00% of average daily managed assets.

The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2014, there are no amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through March 1, 2015 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the “notional” funds selected by the trustee. The Fund purchases shares of the “notional” funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on equity indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/14	163,600	$2,923,915
Options Written	511,300	6,195,416
Options Expired	(278,600)	(2,893,212)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(273,100)	(4,852,001)
Balance at 08/31/14	123,200	$1,374,118

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
8/31/2014	—	—	—	—
2/28/2014	13,105	13,105	168,572	168,572

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2014. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2013
Ordinary Income	Return of Capital
$4,998,362	$15,553,968

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 provides an unlimited carryforward period for newly generated capital losses.

Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(1,923,827)	$39,497,844	$(7,343,706)	None

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of August 31, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

Investment Adviser:

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014 and September 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-advisers provide services to the Fund. In order to ensure that the existing investment advisory and

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and certain affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the loss of access to the resources of ING Groep by the Investment Adviser and certain affiliated entities that provide services to the Fund, which could adversely affect their businesses. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

Sub-Adviser:

IIMA is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which IIMA provides services to the Funds for which IIMA serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the Funds in anticipation of the divestment. Shareholders of the Funds for which IIMA serves as a sub-adviser will be asked to approve these new investment sub-advisory agreements. This approval will also include approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of these Funds may not have another opportunity to vote on a new agreement with IIMA even if IIMA undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2014, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.280	9/15/2014	10/15/2014	10/3/2014

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2014 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Brazil: 1.3%
227,691		Other Securities	$3,042,320	1.3

		Canada: 0.6%
83,220		Other Securities	1,530,416	0.6

		China: 0.7%
1,221,000		Other Securities	1,695,177	0.7

		France: 3.5%
101,590		AXA S.A.	2,520,844	1.1
48,618		Total S.A.	3,208,247	1.3
47,073		Other Securities	2,604,787	1.1
			8,333,878	3.5

		Germany: 4.3%
13,781		Allianz AG	2,353,443	1.0
19,520		Bayerische Motoren Werke AG	2,278,140	0.9
76,799		Other Securities	5,666,526	2.4
			10,298,109	4.3

		Hong Kong: 1.0%
438,925		AIA Group Ltd.	2,393,537	1.0

		Israel: 1.3%
57,939		Other Securities	3,024,852	1.3

		Japan: 6.7%
5,900		Keyence Corp.	2,526,673	1.1
446,300		Mitsubishi UFJ Financial Group, Inc.	2,572,312	1.1
85,300		Sumitomo Mitsui Financial Group, Inc.	3,450,308	1.4
59,400		Toyota Motor Corp.	3,389,305	1.4
229,500		Other Securities	4,208,388	1.7
			16,146,986	6.7

		Malaysia: 0.0%
100		Other Securities	320	0.0

		Mexico: 0.8%
124,501		Other Securities	1,992,706	0.8

		Netherlands: 1.1%
80,808		Other Securities	2,663,512	1.1

		Norway: 0.4%
57,438		Other Securities	955,454	0.4

		Peru: 0.3%
57,503		Other Securities	837,244	0.3

		Poland: 0.7%
11,024		Other Securities	1,616,460	0.7

		Russia: 0.5%
160,377		Other Securities	1,307,073	0.5

		Singapore: 1.0%
167,000		DBS Group Holdings Ltd.	2,393,877	1.0

COMMON STOCK: (continued)
		South Korea: 0.5%
1,080		Other Securities	$1,314,999	0.5

		Spain: 0.8%
128,022		Other Securities	2,031,052	0.8

		Switzerland: 7.1%
24,646		Cie Financiere Richemont SA	2,354,398	1.0
52,070		Nestle S.A.	4,038,986	1.7
47,722		Novartis AG	4,287,653	1.8
16,429		Roche Holding AG — Genusschein	4,798,220	2.0
263,433		Other Securities	1,586,238	0.6
			17,065,495	7.1

		Taiwan: 0.7%
75,207		Other Securities	1,574,835	0.7

		Turkey: 0.4%
228,054		Other Securities	869,412	0.4

		United Kingdom: 8.0%
355,381		BP PLC	2,834,873	1.2
266,995		HSBC Holdings PLC	2,885,977	1.2
137,584		Prudential PLC	3,316,439	1.3
63,562		Rio Tinto PLC	3,398,645	1.4
114,559		WPP PLC	2,404,112	1.0
513,744		Other Securities	4,539,224	1.9
			19,379,270	8.0

		United States: 56.3%
31,462	@	Adobe Systems, Inc.	2,262,118	0.9
62,133		Altria Group, Inc.	2,676,690	1.1
140,398		Bank of America Corp.	2,259,004	0.9
87,123		Blackstone Group LP	2,921,234	1.2
23,100		Celgene Corp.	2,194,962	0.9
120,271		Cisco Systems, Inc.	3,005,572	1.3
81,496		Citigroup, Inc.	4,209,269	1.8
46,915		CVS Caremark Corp.	3,727,397	1.6
88,201		EMC Corp.	2,604,576	1.1
77,389		Freeport-McMoRan, Inc.	2,814,638	1.2
152,482		General Electric Co.	3,961,482	1.6
18,919		Goldman Sachs Group, Inc.	3,388,582	1.4
4,347		Google, Inc.	2,484,745	1.0
4,256		Google, Inc. — Class A	2,478,524	1.0
36,860		Halliburton Co.	2,492,105	1.0
22,992		Hess Corp.	2,324,491	1.0
23,723		Honeywell International, Inc.	2,259,141	0.9
73,508		JPMorgan Chase & Co.	4,370,051	1.8
74,089		Merck & Co., Inc.	4,453,490	1.9
44,761		Metlife, Inc.	2,450,217	1.0
93,942		Microsoft Corp.	4,267,785	1.8
73,667	@	Mylan Laboratories	3,580,216	1.5
34,815		Nike, Inc.	2,734,718	1.1

See Accompanying Notes to Financial Statements

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
28,352		Occidental Petroleum Corp.	$2,940,953	1.2
87,312		Oracle Corp.	3,626,067	1.5
154,770		Pfizer, Inc.	4,548,690	1.9
40,418		Procter & Gamble Co.	3,359,140	1.4
32,744		Qualcomm, Inc.	2,491,818	1.0
31,851		UnitedHealth Group, Inc.	2,760,845	1.2
36,361		Walt Disney Co.	3,268,127	1.4
97,257	@	Weatherford International PLC	2,304,018	1.0
91,060		Wells Fargo & Co.	4,684,126	1.9
683,659		Other Securities	35,744,248	14.8
			135,649,039	56.3

		Total Common Stock (Cost $189,165,470)	236,116,023	98.0
		Assets in Excess of Other Liabilities	4,757,391	2.0
		Net Assets	$240,873,414	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $189,528,350.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,007,800
Gross Unrealized Depreciation	(5,420,127)
Net Unrealized Appreciation	$46,587,673

Sector Diversification	Percentage of Net Assets
Financials	23.9%
Information Technology	15.5
Health Care	12.6
Consumer Discretionary	10.7
Energy	9.4
Consumer Staples	7.9
Industrials	7.8
Materials	6.3
Utilities	2.3
Telecommunication Services	1.6
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2014
Asset Table
Investments, at fair value
Common Stock
Brazil	$3,042,320	$—	$—	$3,042,320
Canada	1,530,416	—	—	1,530,416
China	—	1,695,177	—	1,695,177
France	639,251	7,694,627	—	8,333,878
Germany	—	10,298,109	—	10,298,109
Hong Kong	—	2,393,537	—	2,393,537
Israel	3,024,852	—	—	3,024,852
Japan	—	16,146,986	—	16,146,986
Malaysia	—	320	—	320
Mexico	1,992,706	—	—	1,992,706
Netherlands	—	2,663,512	—	2,663,512
Norway	955,454	—	—	955,454
Peru	837,244	—	—	837,244
Poland	—	1,616,460	—	1,616,460
Russia	1,307,073	—	—	1,307,073
Singapore	—	2,393,877	—	2,393,877
South Korea	—	1,314,999	—	1,314,999
Spain	—	2,031,052	—	2,031,052
Switzerland	—	17,065,495	—	17,065,495
Taiwan	1,574,835	—	—	1,574,835

See Accompanying Notes to Financial Statements

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2014
Asset Table (continued)
Turkey	$—	$869,412	$—	$869,412
United Kingdom	—	19,379,270	—	19,379,270
United States	135,610,594	38,445	—	135,649,039
Total Common Stock	150,514,745	85,601,278	—	236,116,023
Total Investments, at fair value	$150,514,745	$85,601,278	$—	$236,116,023
Other Financial Instruments+
Forward Foreign Currency Contracts	—	130,711	—	130,711
Futures	4,565	—	—	4,565
Total Assets	$150,519,310	$85,731,989	$—	$236,251,299
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(54,149)	$—	$(54,149)
Futures	(507,624)	—	—	(507,624)
Written Options	—	(2,239,543)	—	(2,239,543)
Total Liabilities	$(507,624)	$(2,293,692)	$—	$(2,801,316)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Global Advantage and Premium Opportunity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Japanese Yen	1,667,341,526	Sell	09/30/14	$16,044,974	$16,028,668	$16,306
Royal Bank of Scotland Group PLC	British Pound	12,962,263	Sell	09/30/14	21,460,647	21,514,796	(54,149)
Royal Bank of Scotland Group PLC	EU Euro	17,546,382	Sell	09/30/14	23,132,922	23,058,582	74,340
Royal Bank of Scotland Group PLC	Swiss Franc	14,207,823	Sell	09/30/14	15,517,449	15,479,551	37,898
BNP Paribas Bank	Israeli New Shekel	10,362,694	Sell	09/30/14	2,901,297	2,899,629	1,668
Royal Bank of Scotland Group PLC	Japanese Yen	16,700,120	Sell	09/30/14	160,705	160,544	161
Royal Bank of Scotland Group PLC	Japanese Yen	11,253,081	Sell	09/30/14	108,471	108,179	292
BNP Paribas Bank	Japanese Yen	3,535,000	Sell	09/30/14	34,029	33,983	46
							$76,562

See Accompanying Notes to Financial Statements

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

Voya Global Advantage and Premium Opportunity Fund Open Futures Contracts on August 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Nikkei 225 Index	101	09/11/14	$7,481,931	$(81,721)
S&P 500 E-Mini	12	09/19/14	1,200,840	4,565
			$8,682,771	$(77,156)
Short Contracts
Euro STOXX 50®	(104)	09/19/14	(4,325,020)	(174,130)
FTSE 100 Index	(79)	09/19/14	(8,920,222)	(251,773)
			$(13,245,242)	$(425,903)

Voya Global Advantage and Premium Opportunity Fund Written OTC Options on August 31, 2014:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
1,400	BNP Paribas Bank	Call on Euro Stoxx 50® Index	3,189.760 EUR	09/05/14	$90,430	$(37,629)
1,400	Citigroup, Inc.	Call on Euro Stoxx 50® Index	3,122.070 EUR	10/03/14	84,399	(166,409)
1,400	Citigroup, Inc.	Call on Euro Stoxx 50® Index	3,126.160 EUR	09/19/14	93,544	(139,671)
600	Barclays Bank PLC	Call on FTSE 100 Index	6,676.870 GBP	09/19/14	88,989	(157,912)
700	Barclays Bank PLC	Call on FTSE 100 Index	6,775.380 GBP	10/03/14	69,819	(119,089)
600	BNP Paribas Bank	Call on FTSE 100 Index	6,713.400 GBP	09/05/14	67,435	(112,490)
27,400	Barclays Bank PLC	Call on Nikkei 225 Index	15,486.375 JPY	09/05/14	50,708	(20,566)
28,200	Citigroup, Inc.	Call on Nikkei 225 Index	15,488.350 JPY	10/03/14	66,768	(54,456)
27,600	Citigroup, Inc.	Call on Nikkei 225 Index	15,789.060 JPY	09/19/14	66,074	(15,756)
11,300	Barclays Bank PLC	Call on S&P 500 Index	1,975.730 USD	10/03/14	221,113	(468,603)
11,300	Citigroup, Inc.	Call on S&P 500 Index	1,943.494 USD	09/19/14	279,801	(705,139)
11,300	Citigroup, Inc.	Call on S&P 500 Index	1,984.770 USD	09/05/14	195,038	(241,823)
			Total Written OTC Options		$1,374,118	$(2,239,543)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$130,711
Equity contracts	Net Assets — Unrealized appreciation*	4,565
Total Asset Derivatives		$135,276
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$54,149
Equity contracts	Net Assets — Unrealized depreciation*	507,624
Equity contracts	Written options, at fair value	2,239,543
Total Liability Derivatives		$2,801,316

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2014 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$(629,989)	$(891,035)	$(1,521,024)
Foreign exchange contracts	1,794,102	—	—	1,794,102
Total	$1,794,102	$(629,989)	$(891,035)	$273,078

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Written options	Total
Equity contracts	$—	$(374,997)	$(231,285)	$(606,282)
Foreign exchange contracts	639,221	—	—	639,221
Total	$639,221	$(374,997)	$(231,285)	$32,939

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2014:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Royal Bank of Scotland Group PLC	Totals
Assets:
Forward foreign currency contracts	$16,306	$1,714	$—	$112,691	$130,711
Total Assets	$16,306	$1,714	$—	$112,691	$18,020
Liabilities:
Forward foreign currency contracts	$—	$—	$—	$54,149	$54,149
Written options	766,170	150,119	1,323,254	—	2,239,543
Total Liabilities	$766,170	$150,119	$1,323,254	$54,149	$2,293,692

Net OTC derivative instruments by counterparty, at fair value	$(749,864)	$(148,405)	$(1,323,254)	$58,542	$(2,162,981)

Total collateral pledged by the Fund/(Received from counterparty)	$370,000	$—	$—	$(1,460,000)	$(1,090,000)

Net Exposure(1)	$(379,864)	$(148,405)	$(1,323,254)	$(1,401,458)	$(3,252,981)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2014:
% of Total Net Assets against which calls written	49.62%
Average Days to Expiration at time written	49 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$1,374,118
Value of calls	$(2,239,543)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual shareholder meeting of Voya Global Advantage and Premium Opportunity Fund was held July 2, 2014, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To elect four nominees to the Board of Trustees of each Fund.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Global Advantage and Premium Opportunity Fund
J. Michael Earley	1*	15,055,284.000	974,274.000	0.000	0.000	16,029,558.000
Patrick W. Kenny	1*	15,034,073.000	995,485.000	0.000	0.000	16,029,558.000
Roger B. Vincent	1*	15,052,176.000	977,382.000	0.000	0.000	16,029,558.000
Shaun P. Mathews	1*	12,527,221.000	3,502,337.000	0.000	0.000	16,029,558.000

*	Proposal Passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION TO APPROVE NEW SUB-ADVISORY AGREEMENT IN CONNECTION WITH SEPARATION PLAN OF ING INVESTMENT MANAGEMENT ADVISORS B.V.

Voya Global Advantage and Premium Opportunity Fund

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest NN Group N.V. (“NN Group”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investment Management Advisors B.V. (the “Sub-Adviser” or “IIMA BV”) (such divestment, the “IIMA BV Separation Plan”). ING Groep’s base case to achieve the IIMA BV Separation Plan is through an initial public offering of NN Group (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of NN Group stock, or, possibly, through one or more privately negotiated sales of the stock. While the IIMA BV Separation Plan is the base case, alternative options for a divestment remain open.

Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the IIMA BV Separation Plan would be deemed a Change of Control Event.

As described above, the IIMA BV Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for IIMA BV, which in turn would result in the automatic termination of the current sub-advisory agreement in place between IIMA BV and the Fund (the “Current Agreement”). The decision by the Board, including a majority of the Independent Trustees, to approve a proposed sub-advisory agreement for the Fund (the “Proposed Agreement”) was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund that the Sub-Adviser continue providing sub-advisory services for the Fund, without interruption, as consummation of the IIMA BV Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the IIMA BV Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board considered that additional sub-advisory agreements (“Subsequent Agreements”) may be needed upon the occurrence of certain Change of Control Events during the IIMA BV Separation Plan that could cause the Proposed Agreement to terminate in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreement and any Subsequent Agreements will permit the Fund to benefit from the continuation of services by the Sub-Adviser throughout the IIMA BV Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Sub-Adviser that the Sub-Adviser was relying on the Securities and Exchange Commission’s (“SEC”) position as stated in the no-action letter addressed to ING Investments, LLC (now known as Voya Investments, LLC) and certain of its affiliates that the SEC would not object to approval of agreements such as the Subsequent Agreements at this time. However, Management will present any Subsequent Agreements to the Board for its approval.

Prior to its approval of the Proposed Agreement and its approval to solicit shareholder approval of the Proposed Agreement, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by the Sub-Adviser under the Current Agreement and to be provided under the Proposed Agreement.

In determining whether to approve the Proposed Agreement with IIMA BV with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Proposed Agreement included the following: (1) IIMA BV’s presentation before the Board on May 22, 2014; (2) memoranda and related materials provided to the Board in advance of its May 22, 2014 meeting discussing: (a) the anticipated change of control of the Sub-Adviser, (b) the anticipated impact on the services provided to the Fund and on the Sub-Adviser’s business in general, (c) the anticipated changes to personnel currently responsible for servicing the Fund, (d) the anticipated impact on the compliance operations of the Sub-Adviser, (e) the anticipated changes to the resources available in servicing the Fund, (f) the continuation of sufficient working capital to maintain high-quality advisory services to the Fund, (g) the anticipated impact on the Sub-Adviser’s trading and recordkeeping operations, (h) the Sub-Adviser’s plan for disconnecting internal controls, IT functions and systems, business continuity arrangements and other operations and resources from ING Groep, and (i) that there are no material changes or developments since the Board’s last annual review of the existing Current Agreement; (3) IIMA BV’s response to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the form of the Proposed Agreement;

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and (5) other information relevant to the Board’s evaluation.

Based on the foregoing and other relevant considerations, at a meeting of the Board on May 22, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreement and to recommend approval of the Proposed Agreement by shareholders of the Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreement, including the fee rate, were fair and reasonable, and that it would be in the best interests of shareholders of the Fund to approve the Proposed Agreement, so as to enable there to be a continuation without interruption of the current services being provided by the Sub-Adviser pursuant to the Current Agreement. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that, during their deliberations, different Board members may have given different weight to different individual factors in reaching their individual conclusions to vote in favor of the Proposed Agreement and to recommend approval of the Proposed Agreement to shareholders.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the sub-advisers to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Effective August 1, 2014, Edwin Cuppen was removed as a portfolio manager of the Fund.

The Fund was granted exemptive relief by the SEC (the “Order”), which under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2014 Distributions:

Declaration Date	Ex Date	Payable Date
March 17, 2014	April 1, 2014	April 15, 2014
June 16, 2014	July 1, 2014	July 15, 2014
September 15, 2014	October 1, 2014	October 15, 2014
December 15, 2014	December 29, 2014	January 15, 2015

Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGA).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The number of record holders of Common Stock as of August 31, 2014 was 12, which does not include approximately 8,971 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 1, 2014 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-UIGA (0814-102414)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Voya Global Advantage and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Brazil: 1.3%
72,927		Banco do Brasil S.A.	1,132,429	0.5
66,163		Petroleo Brasileiro SA ADR	1,294,810	0.5
88,601		Sul America SA	615,081	0.3
			3,042,320	1.3

		Canada: 0.6%
83,220		Barrick Gold Corp.	1,530,416	0.6

		China: 0.7%
1,062,000		Bank of China Ltd.	493,059	0.2
102,000		China Resources Enterprise	274,393	0.1
57,000		Tencent Holdings Ltd.	927,725	0.4
			1,695,177	0.7

		France: 3.5%
101,590		AXA S.A.	2,520,844	1.1
17,024	@	Criteo SA ADR	639,251	0.3
48,618		Total S.A.	3,208,247	1.3
30,049		Vinci S.A.	1,965,536	0.8
			8,333,878	3.5

		Germany: 4.3%
13,781		Allianz AG	2,353,443	1.0
19,520		Bayerische Motoren Werke AG	2,278,140	1.0
50,710		Deutsche Bank AG	1,738,659	0.7
9,027		Linde AG	1,788,946	0.7
17,062		Siemens AG	2,138,921	0.9
			10,298,109	4.3

		Hong Kong: 1.0%
438,925		AIA Group Ltd.	2,393,537	1.0

		Israel: 1.3%
23,457	@	Check Point Software Technologies	1,665,916	0.7
34,482		Nice Systems Ltd. ADR	1,358,936	0.6
			3,024,852	1.3

		Japan: 6.7%
169,700		Itochu Corp.	2,159,427	0.9
59,800		Japan Tobacco, Inc.	2,048,961	0.9
5,900		Keyence Corp.	2,526,673	1.0
446,300		Mitsubishi UFJ Financial Group, Inc.	2,572,312	1.1
85,300		Sumitomo Mitsui Financial Group, Inc.	3,450,308	1.4
59,400		Toyota Motor Corp.	3,389,305	1.4
			16,146,986	6.7

		Malaysia: 0.0%
100		Malayan Banking BHD	320	0.0

		Mexico: 0.8%
12,408		Fomento Economico Mexicano SAB de CV ADR	1,202,459	0.5
112,093		Grupo Financiero Banorte	790,247	0.3
			1,992,706	0.8

		Netherlands: 1.1%
21,179		Airbus Group NV	1,303,215	0.5
59,629		Reed Elsevier NV	1,360,297	0.6
			2,663,512	1.1

		Norway: 0.4%
57,438		Subsea 7 SA	955,454	0.4

		Peru: 0.3%
57,503		Cia de Minas Buenaventura SAA ADR	837,244	0.3

		Poland: 0.7%
11,024		Powszechny Zaklad Ubezpieczen SA	1,616,460	0.7

		Russia: 0.5%
160,377	@	Sberbank of Russia ADR	1,307,073	0.5

		Singapore: 1.0%
167,000		DBS Group Holdings Ltd.	2,393,877	1.0

		South Korea: 0.5%
1,080		Samsung Electronics Co., Ltd.	1,314,999	0.5

		Spain: 0.8%
128,022		Telefonica S.A.	2,031,052	0.8

		Switzerland: 7.1%
24,646		Cie Financiere Richemont SA	2,354,398	1.0
263,433		Glencore PLC	1,586,238	0.6
52,070		Nestle S.A.	4,038,986	1.7
47,722		Novartis AG	4,287,653	1.8
16,429		Roche Holding AG - Genusschein	4,798,220	2.0
			17,065,495	7.1

		Taiwan: 0.7%
75,207		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,574,835	0.7

		Turkey: 0.4%
228,054		Akbank TAS	869,412	0.4

		United Kingdom: 8.0%
375,721		Barclays PLC	1,401,365	0.6
355,381		BP PLC	2,834,873	1.2
266,995		HSBC Holdings PLC	2,885,977	1.2
137,584		Prudential PLC	3,316,439	1.4
63,562		Rio Tinto PLC	3,398,645	1.4
70,255		Scottish & Southern Energy PLC	1,771,911	0.7
67,768		Standard Chartered PLC	1,365,948	0.5

Voya Global Advantage and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2014 (Unaudited) (continued)

114,559		WPP PLC	2,404,112	1.0
			19,379,270	8.0

		United States: 56.3%
31,462	@	Adobe Systems, Inc.	2,262,118	0.9
12,411		Air Products & Chemicals, Inc.	1,653,269	0.7
10,833	@	Allegion Public Ltd.	557,141	0.2
62,133		Altria Group, Inc.	2,676,690	1.1
38,537		American Electric Power Co., Inc.	2,069,437	0.9
56,383		AT&T, Inc.	1,971,150	0.8
140,398		Bank of America Corp.	2,259,004	0.9
4,523	@	Biogen Idec, Inc.	1,551,570	0.6
87,123		Blackstone Group LP	2,921,234	1.2
57,412		Carnival Corp.	2,174,767	0.9
23,100		Celgene Corp.	2,194,962	0.9
120,271		Cisco Systems, Inc.	3,005,572	1.3
81,496		Citigroup, Inc.	4,209,268	1.8
39,386		Comcast Corp. – Class A	2,155,596	0.9
46,915		CVS Caremark Corp.	3,727,397	1.6
17,541		Cytec Industries, Inc.	1,807,425	0.8
16,521		Dresser-Rand Group, Inc.	1,144,905	0.5
22,243	@	eBay, Inc.	1,234,487	0.5
88,201		EMC Corp.	2,604,576	1.1
77,389		Freeport-McMoRan, Inc.	2,814,638	1.2
152,482		General Electric Co.	3,961,482	1.6
18,393	@	Gilead Sciences, Inc.	1,978,719	0.8
18,919		Goldman Sachs Group, Inc.	3,388,582	1.4
4,347		Google, Inc.	2,484,745	1.0
4,256		Google, Inc. – Class A	2,478,524	1.0
36,860		Halliburton Co.	2,492,105	1.0
22,992		Hess Corp.	2,324,491	1.0
23,723		Honeywell International, Inc.	2,259,141	0.9
32,499	@	Ingersoll-Rand PLC - Class A	1,956,440	0.8
73,508		JPMorgan Chase & Co.	4,370,051	1.8
27,409		Kellogg Co.	1,780,763	0.7
49,986		Marathon Oil Corp.	2,083,916	0.9
74,089		Merck & Co., Inc.	4,453,490	1.9
44,761		Metlife, Inc.	2,450,217	1.0
93,942		Microsoft Corp.	4,267,785	1.8
73,667	@	Mylan Laboratories	3,580,216	1.5
33,183		NetApp, Inc.	1,398,995	0.6
34,815		Nike, Inc.	2,734,718	1.1
69,913		Nuance Communications, Inc.	1,189,220	0.5
28,352		Occidental Petroleum Corp.	2,940,953	1.2
87,312		Oracle Corp.	3,626,067	1.5
154,770		Pfizer, Inc.	4,548,690	1.9
45,909		PPL Corp.	1,589,829	0.7
40,418		Procter & Gamble Co.	3,359,140	1.4
32,744		Qualcomm, Inc.	2,491,818	1.0
33,688	@	Sensata Technologies Holdings N.V.	1,656,439	0.7
34,493		Target Corp.	2,071,995	0.9
998		Transocean Ltd - RIGN	38,445	0.0
27,156	@	Transocean Ltd.	1,049,579	0.4
31,851		UnitedHealth Group, Inc.	2,760,845	1.1
36,361		Walt Disney Co.	3,268,127	1.4
97,257	@ Weatherford International PLC	2,304,018	1.0
91,060	Wells Fargo & Co.	4,684,126	1.9
12,977	Wesco International, Inc.	1,089,938	0.5
21,265	Yum! Brands, Inc.	1,540,224	0.6
		135,649,039	56.3

	Total Common Stock
	(Cost $189,165,470)	236,116,023	98.0

	Assets in Excess of Other Liabilities	4,757,391	2.0
	Net Assets	$240,873,414	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $189,528,350.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,007,800
Gross Unrealized Depreciation	(5,420,127)

Net Unrealized Appreciation	$46,587,673

Sector Diversification	Percentage of Net Assets
Financials	23.9%
Information Technology	15.4
Health Care	12.5
Consumer Discretionary	10.8
Energy	9.4
Consumer Staples	8.0
Industrials	7.8
Materials	6.3
Utilities	2.3
Telecommunication Services	1.6
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) The Code of Ethics is not required for the semi-annual filing.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a) (3) Not required for semi-annual filing.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 6, 2014